Seasoned Mortgage Loan New Issue

Residential Asset Mortgage Products, Inc.

Depositor

RAMP Series 2003-SL1 Trust

Issuer

Residential Funding Corporation

Seller and Master Servicer

$569,956,405

(Approximate)

Mortgage-Backed Pass-Through Certificates, Series 2003-SL1

JPMorgan Chase Bank

Trustee

Credit Suisse First Boston LLC

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the "Information".

The Information has been provided by Credit Suisse First Boston LLC. Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein. The Information contained herein is preliminary; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the Certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement ("Offering Documents") and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting your Credit Suisse First Boston representative.

I. TRANSACTION SUMMARY - OFFERED CERTIFICATES

Class	Type	Expected Rating (S&P/Fitch)	Original Balance ($)	Coupon	Scenario	Avg. Life (Years)	Principal Window	Anticipated Initial Subordination	Related Group(s)
A-I-1	Senior/Fixed/Pass -Through	AAA/AAA	45,906,201	7.125%	65% CPR to Call	0.85	Dec 03-Apr 07	2.80%	I
A-II-1	Senior/Fixed/Pass -Through	AAA/AAA	20,252,331	6.500%	80% CPR to Call	0.60	Dec 03-Feb 06	2.80%	II
A-III-1	Senior/Fixed/Pass -Through	AAA/AAA	350,174,344	7.125%	75% CPR to Call	0.68	Dec 03-Jun 06	2.80%	III
A-IV-1	Senior/Fixed/Pass -Through	AAA/AAA	132,072,314	8.000%	70% CPR to Call	0.78	Dec 03-Nov 06	2.80%	IV
A-I-IO	Senior/Interest Only	AAA/AAA	1,234,329	7.125%	N/A	N/A	N/A	2.80%	I
A-I-PO	Senior/Principal Only	AAA/AAA	1,247,365	0.00%	N/A	N/A	N/A	2.80%	I
A-IO	Senior/Interest Only	AAA/AAA	10,253,314 [1]	7.000%	N/A	N/A	N/A	2.80%	II, III, IV
A-PO	Senior/ Principal Only	AAA/AAA	6,011,750	0.00%	N/A	N/A	N/A	2.80%	II, III, IV
R-I	Senior/Residual	AAA/AAA	50	7.125%	N/A	N/A	Dec 03-Dec 03	2.80%	I
R-II	Senior/Residual	AAA/AAA	50	7.125%	N/A	N/A	Dec 03-Dec 03	2.80%	I
M-1	Subordinate/WAC	AA/NA	12,291,000	7.313%	75% CPR to Call	2.98	Dec 03-Mar 07	0.65%	I, II, III, IV
M-2	Subordinate/WAC	A/NA	1,143,000	7.313% [2]	75% CPR to Call	2.98	Dec 03-Mar 07	0.45%	I, II, III, IV
M-3	Subordinate/WAC	BBB/NA	858,000	7.313% [2]	75% CPR to Call	2.98	Dec 03-Mar 07	0.30%	I, II, III, IV

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003. The Cut-Off Date for the RAMP 2003-SL1 trust will be November 1, 2003.

Information is subject to final collateral, rating agency approval and legal review. The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

I. TRANSACTION SUMMARY - NON-OFFERED CERTIFICATES
Class	Type	Expected Rating (S&P/Fitch)	Original Balance ($)	Coupon	Scenario	Avg. Life (Years)	Principal Window	Anticipated Initial Subordination	Related Groups
B-1	Subordinate/WAC	BB/NA	858,000	7.313%	35% CPR to Maturity	7.86	Dec 03-Aug 29	0.15%	I, II, III, IV
B-2	Subordinate/WAC	B/NA	286,000	7.313% [1]	35% CPR to Maturity	7.86	Dec 03-Aug 29	0.10%	I, II, III, IV
B-3	Subordinate/WAC	NA/NA	570,793	7.313% [1]	35% CPR to Maturity	7.86	Dec 03-Aug 29	--	I, II, III, IV

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003. The Cut-Off Date for the RAMP 2003-SL1 trust will be November 1, 2003.

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

II. COLLATERAL SUMMARY

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination, plus, in the case of approximately 0.27% of the mortgage loans, the value at origination of certain additional collateral.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

Loan group I: 15 Year
Agg. Scheduled Balance	$53,521,347	WA Original LTV	67.30%
Avg. Scheduled Balance	$259,812	WA Current LTV	49.63%
WAC	7.42%	WA Credit Score	716
WAM	119	Full Doc	92.52%
Seasoning (months)	60	Limited Doc	7.48%
California Concentration	20.67%

Loan group II: 30 year, GRoss mortgage rates < 7.00%
Agg. Scheduled Balance	$24,688,883	WA Original LTV	70.57%
Avg. Scheduled Balance	$368,491	WA Current LTV	65.46%
WAC	6.79%	WA Credit Score	722
WAM	298	Full Doc	89.59%
Seasoning (months)	61	Limited Doc	10.41%
California Concentration	36.20%

Loan Group III: 30 year, 7.00% GRoss mortgage rates < 8.00%
Agg. Scheduled Balance	$409,641,670	WA Original LTV	71.65%
Avg. Scheduled Balance	$357,142	WA Current LTV	66.51%
WAC	7.50%	WA Credit Score	689
WAM	296	Full Doc	88.11%
Seasoning (months)	63	Limited Doc	11.89%
California Concentration	36.12%

Loan Group Iv: 30 year, GRoss mortgage rates 8.00%
Agg. Scheduled Balance	$155,281,147	WA Original LTV	75.63%
Avg. Scheduled Balance	$298,618	WA Current LTV	71.91%
WAC	8.33%	WA Credit Score	658
WAM	308	Full Doc	83.15%
Seasoning (months)	51	Limited Doc	16.85%
California Concentration	25.15%

Aggregate Loan groups I, ii, III, and iv
Agg. Scheduled Balance	$643,133,048	WA Original LTV	72.21%
Avg. Scheduled Balance	$331,512	WA Current LTV	66.37%
WAC	7.67%	WA Credit Score	685
WAM	284	Full Doc	87.34%
Seasoning (months)	60	Limited Doc	12.66%
California Concentration	32.19%

III. transaction TERMS

Issuer	RAMP Series 2003-SL1 Trust.
Series Name:	Mortgage-Backed Pass-Through Certificates, Series 2003-SL1.
Depositor:	[Residential Asset Mortgage Products, Inc., an affiliate of the Master Servicer.]
Master Servicer:	Residential Funding Corporation ("RFC").
Subservicer:	Homecomings will subservice approximately 41.2% of the mortgage loans as of the Statistical Calculation Date.
Trustee:	JPMorgan Chase Bank.
Sole Underwriter:	Credit Suisse First Boston LLC.
Cut-off Date:	November 1, 2003.
Statistical Calculation Date:	October 1, 2003.
Closing Date:	On or about November 25, 2003.
Offered Certificates:

Class A-I-1, Class A-I-IO, Class A-I-PO, Class R-I, and Class R-II Certificates (the "Group I Certificates");

Class A-II-1 Certificates (the "Group II Certificates");

Class A-III-1 Certificates (the "Group III Certificates");

Class A-IV-1 Certificates (the "Group IV Certificates");

Class A-IO, Class A-PO, and together with the Group I Certificates (other than the Class R-I and Class R-II Certificates), Group II Certificates, Group III Certificates, and Group IV Certificates, the "Class A Certificates"; and

The Class R-I and Class R-II Certificates are together the "Class R Certificates".

The Class A Certificates and Class R Certificates are together the "Senior Certificates".

Class M-1, Class M-2 and Class M-3 Certificates (the "Class M Certificates" and together with the Senior Certificates, the "Offered Certificates").

The Class A-I-PO and Class A-PO are each referred to herein as a "Class PO Certificate".

Non-Offered Certificates:	Class B-1, Class B-2 and Class B-3 Certificates (the "Class B Certificates" and together with the Class M Certificates, the "Subordinate Certificates").
Distribution Date:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in December 2003.
Accrual Period:	For any distribution date, the Ooffered Ccertificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date.
Delay Days:	24 days.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the mortgage loans, as of the related determination date is less than 1% of their aggregate principal balance as of the cut-off date, the master servicer may, but will not be required to: purchase from the trust all of the remaining mortgage loans and cause an early retirement of the certificates; or, purchase all of the certificates.

Certificate Ratings:

The Senior Certificates are expected to be rated by Standard & Poor's ("S&P") and Fitch Ratings ("Fitch"), and the Subordinate Certificates are expected to be rated only by S&P, in all cases with the ratings indicated in Section I above.

ERISA Eligibility:

The Class A Certificates and the Class M Certificates may be eligible for purchase by persons investing assets of employee benefit plans or individual retirement accounts assets, subject to considerations described in the prospectus supplement.

SMMEA:	When issued, the Class A, Class R and Class M-1 Certificates will, and the Class M-2 Certificates and Class M-3 Certificates will not, be "mortgage related securities" for the purposes of SMMEA.
Registration:	The Offered Certificates, other than the Class R Certificates, will be available in book-entry form through DTC, Clearstream and Euroclear.
Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

For any month, if the master servicer receives a payment on a mortgage loan that is less than the full scheduled payment, or if no payment is received at all, the master servicer will advance its own funds to cover that shortfall. However, the master servicer will make an advance only if it determines that the advance will be recoverable from future payments or collections on that mortgage loan.

Compensating Interest:

For any distribution date, the master servicer will cover prepayment interest shortfalls up to an amount equal to the lesser of (a) one-twelfth of 0.125% of the aggregate principal balance of the mortgage loans immediately preceding that distribution date and (b) the sum of the master servicing fee payable to the master servicer in respect of its master servicing activities and reinvestment income received by the master servicer on amounts payable with respect to that distribution date with respect to the mortgage loans.

Mortgage Loans:

The aggregate principal balance as of the Statistical Calculation Date of the mortgage pool is approximately $643,133,048 and consists of approximately 1,940 fixed rate seasoned mortgage loans secured by first liens on residential properties. As of the Statistical Calculation Date, all mortgage loans are current. As of the Statistical Calculation Date, 2.35% of the mortgage loans have been one-month delinquent once in the previous twelve months and 4.74% of the mortgage loans have been one-month or more delinquent more than once in the previous twelve months. The mortgage pool consists of four groups of mortgage loans, substantially all of which were sourced from terminated Residential Funding Mortgage Securities I, Inc. trusts, RFC's shelf registration for the securitization of Jumbo A mortgages. Group I is comprised of mortgage loans with an initial term to maturity of 15 years or less; Group II is comprised of mortgage loans with an initial term to maturity of up to 30 years and gross mortgage rates less than 7.00%; Group III is comprised of mortgage loans with an initial term to maturity of up to 30 years and gross mortgage rates equal to or greater than 7.00% and less than 8.00%; and Group IV is comprised of mortgage loans with an initial term to maturity of up to 30 years and gross mortgage rates equal to or greater than 8.00%.

NOTE: Information contained herein reflects the October 1, 2003 Statistical Calculation Date scheduled balances. Collateral information contained herein is preliminary and indicative. On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III and IV will equal the aggregate principal balance of the Groups I, II, III, and IV, and Class M and B Certificates.

Designation

Number of Mortgage Loans

Statistical Calculation Date Principal Balance

Group I

206

$53,521,347

Group II

67

$24,688,883

Group III

1,147

$409,641,670

Group IV

520

$155,281,147

For further collateral information, see "Collateral Summary", "Collateral Details", and "Terminated Trust Historical Performance" herein.

Priority of Distributions:	Distributions on the offered certificates will be made from available amounts in each loan group as follows:

  Distributions of interest to the related interest-bearing senior certificatesor notional amounts, as applicable;

  Distribution of principal to the related Class PO Certificates

  Distribution of principal to the remaining classes of related senior certificates entitled to principal

  Payment to master servicer for certain unreimbursed advances

  Distribution to the Class M Certificates in the following order:

    Interest to the Class M-1

    Principal to the Class M-1

    Interest to the Class M-2

    Principal to the Class M-2

    Interest to the Class M-3

    Principal to the Class M-3

Distribution of Principal:

The holders of the senior certificates of each group, other than the Class A-I-IO and Class A-IO, will be entitled to receive on each distribution date, to the extent of the portion of the related available distribution amount for such group remaining after the distribution of the related senior interest distribution amount, a distribution allocable to principal, equal to the related senior principal distribution amount and the related Class PO distribution amount.

The holders of each class of Class M Certificates will be entitled to receive payments of principal on each distribution date to the extent of funds available from each loan group, after payments of interest and principal to the related senior certificates and any class of Class M Certificates with a higher payment priority, and after payments of interest to that class of Class M Certificates.

Shifting of Interests:

All principal prepayments and other unscheduled payments of principal from each loan group will be allocated to the related Senior Certificates during the first five years after the closing date. A disproportionately large portion of principal prepayments and other unscheduled payments of principal will be allocated to the related Senior Certificates during the next four years, subject to loss and delinquency tests described in the prospectus supplement. This provides additional credit enhancement for the senior certificates by reserving a greater portion of the principal balance of the Class M Certificates and Class B Certificates for the absorption of losses.

All mortgagor prepayments not otherwise distributable to the related Senior Certificates will be allocated on a pro rata basis among the class of Class M Certificates with the highest payment priority then outstanding with a certificate principal balance greater than zero and each other class of Class M Certificates and Class B Certificates for which certain loss levels established for that class in the pooling and servicing agreement have not been exceeded. The related loss level on any distribution date would be satisfied as to any class M-2, Class M-3 or Class B Certificates, respectively, only if the sum of the current percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests in the mortgage pool evidenced by that class and each class, if any, subordinate thereto.

Subordination:

Losses, other than excess fraud, excess bankruptcy, and excess special hazard losses, will be allocated in full first to the Class B Certificates, then to the Class M-3, Class M-2, and Class M-1 Certificates, in that order. Excess fraud, excess bankruptcy, and excess special hazard losses will be allocated to all Classes of certificates pro rata (other than a Class PO Certificate, which will bear a share of such excess loss equal to its percentage interest in the principal of the related mortgage loan.) If the certificate principal balances of the Class M Certificates and Class B Certificates have been reduced to zero, losses on the mortgage loans in a loan group will be allocated among the related senior certificates, as more fully described in the prospectus supplement.

Investors in the Senior Certificates should be aware that because the Class M Certificates and Class B Certificates represent interests in all loan groups, the certificate principal balances of the Class M Certificates and Class B Certificates could be reduced to zero as a result of a disproportionate amount of realized losses on the mortgage loans in one loan group. Therefore, notwithstanding that realized losses on the mortgage loans in one loan group may only be allocated to the related Senior Certificates, the allocation to the Class M Certificates and Class B Certificates of realized losses on the mortgage loans in the other loan groups will reduce the subordination provided to such Senior Certificates by the Class M Certificates and Class B Certificates and increase the likelihood that realized losses may be allocated to such Senior Certificates.

IV. Terminated trust historical performance (Information as of September 25, 2003)
	S&P	Moody's	Fitch	Issue	Original	Current	Cumulative		Contribution to
Deal Name	Rating	Rating	Rating	Date	Pool Size	Pool Size	Loss	Severity	RAMP 2003-SL1*

RFMSI 93-S22	x	x		6/1/1993	$346,680,823	$16,159,290	0.17%	26.98%	1.22%
RFMSI 93-S24	x		x	7/1/1993	373,968,498	15,611,342	0.21%	24.22%	0.64%
RALI 95-QS1	x	x		9/1/1995	258,459,514	14,820,126	0.94%	30.67%	0.23%
RFMSI 97-S2	x		x	1/1/1997	423,830,448	14,190,933	0.05%	19.33%	0.77%
RFMSI 97-S3	x		x	2/1/1997	257,678,667	11,525,248	0.23%	27.45%	0.68%
RFMSI 97-S5	x		x	4/1/1997	501,329,787	21,052,051	0.07%	12.79%	1.20%
RFMSI 97-S6	x		x	5/1/1997	329,713,287	17,345,410	0.00%	1.09%	0.86%
RFMSI 97-S11	x		x	8/1/1997	154,492,642	4,775,546	0.00%	0.00%	0.21%
RFMSI 97-S12	x		x	8/1/1997	1,050,980,734	31,009,978	0.03%	6.97%	1.53%
RFMSI 97-S13	x		x	9/1/1997	784,203,827	27,775,002	0.07%	29.77%	1.30%
RFMSI 97-S14	x		x	10/1/1997	708,326,329	25,039,335	0.07%	18.34%	1.38%
RFMSI 97-S15	x		x	10/1/1997	313,527,996	12,393,245	0.00%	0.00%	0.72%
RFMSI 97-S16	x		x	10/1/1997	256,530,693	13,412,481	0.00%	39.16%	0.65%
RFMSI 97-S17	x		x	11/1/1997	1,044,768,567	44,715,218	0.02%	16.21%	2.53%
RFMSI 97-S18	x		x	11/1/1997	154,949,337	10,084,743	0.03%	68.09%	0.62%
RFMSI 97-S20	x		x	12/1/1997	704,506,519	35,041,868	0.03%	12.12%	1.68%
RFMSI 97-S21	x		x	12/1/1997	133,138,401	8,310,735	0.00%	0.00%	0.61%
RFMSI 98-S1	x		x	1/1/1998	226,113,553	11,865,203	0.00%	1.65%	0.65%
RFMSI 98-S2	x		x	1/1/1998	495,533,487	28,854,537	0.11%	18.59%	1.07%
RFMSI 98-S3	x		x	2/1/1998	1,328,857,659	76,385,873	0.06%	20.25%	4.61%
RFMSI 98-S5	x		x	3/1/1998	940,366,384	58,389,656	0.07%	29.64%	3.88%
RFMSI 98-S6	x		x	3/1/1998	365,750,707	21,374,299	0.04%	26.63%	1.58%
RFMSI 98-S8	x		x	4/1/1998	677,423,310	44,495,251	0.02%	9.89%	2.99%
RFMSI 98-S9 (Group 1)	x		x	4/1/1998	413,847,080	28,645,924	0.00%	0.00%	1.90%
RFMSI 98-S9 (Group 2)	x		x	4/1/1998	286,999,816	18,166,890	0.02%	61.10%	1.48%
RFMSI 98-S10	x		x	4/1/1998	443,479,564	26,086,149	0.03%	12.41%	1.80%
RFMSI 98-S12	x		x	5/1/1998	1,199,114,756	70,454,107	0.03%	16.05%	4.71%
RFMSI 98-S13	x		x	6/1/1998	1,459,668,773	95,498,007	0.01%	6.43%	5.73%
RFMSI 98-S15	x		x	7/1/1998	1,041,983,497	71,133,742	0.02%	21.39%	4.52%
RFMSI 98-S17	x		x	8/1/1998	1,564,870,231	110,385,472	0.05%	21.96%	7.99%
RFMSI 98-S20	x		x	9/1/1998	1,016,937,878	67,537,163	0.04%	20.87%	4.77%
RFMSI 98-S24	x		x	10/1/1998	520,448,937	30,542,820	0.01%	4.58%	2.19%
RFMSI 99-S19	x		x	9/1/1999	316,433,697	25,165,264	0.00%	3.26%	1.76%
RFMSI 99-S21	x		x	10/1/1999	341,094,543	23,826,400	0.07%	11.46%	1.72%
RFMSI 99-S23	x		x	11/1/1999	342,782,325	23,518,714	0.00%	0.00%	1.94%
RFMSI 99-S24	x		x	12/1/1999	261,921,562	13,196,379	0.06%	40.53%	1.06%
RFMSI 00-S1	x		x	1/1/2000	315,417,654	18,807,911	0.00%	4.90%	1.33%
RFMSI 00-S2	x		x	2/1/2000	420,915,989	23,848,669	0.00%	2.92%	1.67%
RFMSI 00-S4	x		x	3/1/2000	265,914,988	14,873,934	0.00%	0.00%	1.13%
RFMSI 00-S5	x		x	4/1/2000	262,662,869	14,910,119	0.02%	8.63%	1.58%
RFMSI 00-S6	x		x	5/1/2000	313,727,431	15,614,194	0.02%	11.47%	0.98%
RFMSI 00-S9	x		x	7/1/2000	391,913,014	16,620,125	0.11%	31.42%	1.39%
RFMSI 00-S10	x		x	8/1/2000	339,687,563	19,202,630	0.00%	0.00%	1.82%
RFMSI 00-S11	x		x	9/1/2000	468,287,412	17,791,185	0.00%	1.78%	1.73%
RFMSI 00-S12	x		x	9/1/2000	204,494,424	8,650,004	0.00%	0.00%	0.76%
RFMSI 00-S13	x		x	10/1/2000	260,199,949	10,666,067	0.00%	0.00%	0.70%
RFMSI 00-S14	x		x	11/1/2000	518,565,784	27,723,178	0.00%	0.00%	2.68%
RFMSI 00-S16	x		x	12/1/2000	336,856,536	16,283,069	0.03%	17.64%	1.41%
RFMSI 01-S1	x		x	1/1/2001	153,635,449	11,162,933	0.00%	0.00%	1.05%
RFMSI 01-S2	x		x	1/1/2001	207,267,697	11,460,583	0.00%	0.00%	1.13%
RFMSI 01-S3	x		x	1/1/2001	181,390,589	7,230,042	0.00%	0.00%	0.74%
RFMSI 01-S5		x	x	3/1/2001	312,331,866	20,402,951	0.00%	0.00%	2.25%
RFMSI 01-S6		x	x	3/1/2001	207,452,486	12,287,832	0.01%	9.93%	1.45%
RFMSI 01-S7		x	x	3/1/2001	152,492,507	8,558,890	0.03%	10.97%	0.97%
RFMSI 01-S8	x		x	4/1/2001	258,984,909	17,934,028	0.00%	0.00%	1.91%
Other									0.13%
Totals and Weighted Averages					$26,612,912,944	$1,462,812,745	0.05%	19.52%	100.00%

* Based on October 1, 2003 scheduled balances.
Notes: Not all loans from each terminated trust will be included in RAMP 2003-SL1.
There can be no assurance that the loss experience will be representative of the results that may be experienced with respect to the mortgage loans related to this transaction.
Source: Residential Funding Corporation; Monthly Statements to Certificateholders

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination, plus, in the case of approximately 0.27% of the mortgage loans, the value at origination of certain additional collateral.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

V. Collateral details: aggregate collateral tableS

Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 499	55	12,619,919	1.96	229,453	73.93
500 - 519	47	11,213,148	1.74	238,578	73.38
520 - 539	64	15,753,723	2.45	246,152	71.55
540 - 559	85	21,696,301	3.37	255,251	72.13
560 - 579	96	26,437,525	4.11	275,391	71.17
580 - 599	91	26,318,619	4.09	289,216	70.46
600 - 619	98	33,807,995	5.26	344,980	69.51
620 - 639	106	31,287,907	4.86	295,169	68.59
640 - 659	113	38,922,097	6.05	344,443	69.88
660 - 679	151	53,123,359	8.26	351,810	66.25
680 - 699	133	47,996,341	7.46	360,875	66.90
700 - 719	161	61,763,098	9.60	383,622	63.55
720 - 739	161	57,711,738	8.97	358,458	63.34
740 - 759	169	60,901,398	9.47	360,363	64.79
760 - 779	198	70,315,727	10.93	355,130	65.04
780 - 799	160	55,869,039	8.69	349,182	61.44
800 >=	52	17,395,114	2.70	334,521	58.64
Total:	1,940	643,133,048	100.00	331,512	66.37

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
6.000 - 6.499	4	995,874	0.15	248,969	749	65.86
6.500 - 6.999	98	32,816,226	5.10	334,859	720	59.34
7.000 - 7.499	506	183,777,938	28.58	363,198	703	64.11
7.500 - 7.999	781	264,063,132	41.06	338,109	684	65.81
8.000 - 8.499	340	109,389,312	17.01	321,733	667	70.41
8.500 - 8.999	173	47,950,359	7.46	277,170	643	72.81
9.000 - 9.499	27	3,429,763	0.53	127,028	626	76.81
9.500 - 9.999	7	453,881	0.07	64,840	632	68.93
10.000 - 10.499	1	113,338	0.02	113,338	751	84.00
10.500 - 10.999	2	108,686	0.02	54,343	636	82.27
13.000 - 13.499	1	34,538	0.01	34,538	624	72.00
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Original Mortgage Loan Principal Balances of Mortgage Loans

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0 - 100,000	134	7,863,571	1.22	58,683	620	65.57
100,001 - 200,000	130	17,122,148	2.66	131,709	602	69.23
200,001 - 300,000	181	42,555,920	6.62	235,116	588	74.32
300,001 - 400,000	851	273,890,760	42.59	321,846	689	67.56
400,001 - 500,000	383	153,782,289	23.91	401,520	703	65.58
500,001 - 600,000	141	69,447,460	10.80	492,535	699	64.65
600,001 - 700,000	79	45,827,536	7.13	580,095	698	64.06
700,001 - 800,000	13	9,118,210	1.42	701,401	662	58.43
800,001 - 900,000	14	10,963,589	1.70	783,114	718	56.37
900,001 - 1,000,000	13	11,528,293	1.79	886,792	717	53.41
1,000,001 - 1,100,000	1	1,033,272	0.16	1,033,272	791	36.00
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 50.00	131	44,326,903	6.89	338,373	713	36.62
50.01 - 55.00	67	23,180,521	3.60	345,978	710	48.14
55.01 - 60.00	101	35,251,366	5.48	349,023	724	52.59
60.01 - 65.00	139	50,299,222	7.82	361,865	693	57.85
65.01 - 70.00	226	79,185,426	12.31	350,378	688	62.80
70.01 - 75.00	334	105,662,816	16.43	316,356	673	67.30
75.01 - 80.00	738	252,813,560	39.31	342,566	686	74.03
80.01 - 85.00	24	5,913,637	0.92	246,402	636	78.51
85.01 - 90.00	122	34,021,768	5.29	278,867	643	83.95
90.01 - 95.00	54	10,836,408	1.68	200,674	580	89.14
95.01 - 100.00	4	1,641,422	0.26	410,355	724	57.09
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 50.00	283	81,379,822	12.65	287,561	719
50.01 - 55.00	101	35,190,420	5.47	348,420	701
55.01 - 60.00	161	55,051,841	8.56	341,937	707
60.01 - 65.00	182	69,008,956	10.73	379,170	692
65.01 - 70.00	277	93,703,007	14.57	338,278	677
70.01 - 75.00	436	146,781,330	22.82	336,654	679
75.01 - 80.00	333	119,038,264	18.51	357,472	678
80.01 - 85.00	78	21,676,154	3.37	277,899	641
85.01 - 90.00	68	16,963,035	2.64	249,456	620
90.01 - 95.00	21	4,340,217	0.67	206,677	573
Total:	1,940	643,133,048	100.00	331,512	685

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
California	555	207,032,490	32.19	373,032	703	64.62
New York	232	66,481,036	10.34	286,556	692	63.23
Texas	159	50,690,517	7.88	318,808	666	68.66
Florida	113	32,814,376	5.10	290,393	667	67.65
Georgia	80	26,909,530	4.18	336,369	659	71.24
Virginia	70	24,867,044	3.87	355,243	674	70.28
New Jersey	71	22,287,408	3.47	313,907	676	65.24
Maryland	65	21,311,899	3.31	327,875	668	69.42
Other	595	190,738,747	29.66	320,569	679	67.12
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Purchase	1,039	338,163,241	52.58	325,470	688	70.21
Rate and Term Refinance	592	203,021,750	31.57	342,942	684	62.66
Equity Refinance	309	101,948,056	15.85	329,929	676	61.02
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Mortgage Loan Documentation Types of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Documentation	1,634	561,687,850	87.34	343,750	687	67.31
Limited Documentation	306	81,445,197	12.66	266,161	674	59.86
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Occupancy Types of the Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Primary Residence	1,868	620,648,963	96.50	332,253	684	66.46
Second/Vacation	59	21,613,087	3.36	366,324	709	63.46
Non-Owner Occupied	13	870,997	0.14	67,000	661	75.63
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Single Family Detached	1,379	466,308,972	72.51	338,150	685	65.78
PUD (Detached)	396	137,175,651	21.33	346,403	683	68.87
Condo - Low Rise <5 floors	40	13,214,998	2.05	330,375	680	71.40
Co-op	69	9,074,008	1.41	131,507	726	57.08
Two- to four- family units	21	5,695,343	0.89	271,207	650	68.05
PUD (Attached)	10	3,096,559	0.48	309,656	712	72.85
Condo - High Rise >8 floors	9	3,034,781	0.47	337,198	726	50.37
Townhouse	8	2,570,370	0.40	321,296	691	52.72
Condo - Mid Rise 5-8 floors	6	2,466,760	0.38	411,127	697	68.50
Leasehold	2	495,606	0.08	247,803	716	64.77
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Seasoning

Seasoning in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
25 - 36	211	82,730,693	12.86	392,089	688	68.03
37 - 48	263	90,493,107	14.07	344,080	675	71.25
49 - 60	110	39,991,507	6.22	363,559	693	68.03
61 - 72	1,027	343,697,954	53.44	334,662	690	64.98
73 - 84	266	71,684,888	11.15	269,492	665	65.23
85 - 96	12	1,114,466	0.17	92,872	613	74.97
97 >=	51	13,420,432	2.09	263,146	706	59.21
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Original Term

Original Term in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
120 - 180	206	53,521,347	8.32	259,812	716	49.63
240 - 360	1,734	589,611,700	91.68	340,030	682	67.89
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Net Mortgage Rates

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.500 - 5.999	3	724,434	0.11	241,478	731	68.43
6.000 - 6.499	35	11,744,313	1.83	335,552	708	58.33
6.500 - 6.999	376	133,919,034	20.82	356,168	715	63.21
7.000 - 7.499	800	284,130,735	44.18	355,163	688	65.05
7.500 - 7.999	462	145,449,581	22.62	314,826	669	69.65
8.000 - 8.499	198	56,794,335	8.83	286,840	649	71.74
8.500 - 8.999	49	9,267,626	1.44	189,135	613	77.27
9.000 - 9.499	11	729,164	0.11	66,288	633	68.28
9.500 - 9.999	3	230,602	0.04	76,867	743	76.63
10.000 - 10.499	2	108,686	0.02	54,343	636	82.27
12.500 - 12.999	1	34,538	0.01	34,538	624	72.00
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Remaining Term

Remaining Term in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	152	36,031,202	5.60	237,047	720	44.99
121 - 132	3	1,054,335	0.16	351,445	666	60.27
133 - 144	23	6,679,936	1.04	290,432	711	60.26
145 - 156	29	9,790,413	1.52	337,600	708	58.37
157 - 168	3	485,269	0.08	161,756	724	48.50
169 - 180	5	1,523,266	0.24	304,653	725	49.27
193 - 204	3	780,922	0.12	260,307	679	55.40
217 - 228	1	228,146	0.04	228,146	525	77.00
229 - 240	36	11,968,487	1.86	332,458	705	60.80
241 - 252	2	906,515	0.14	453,258	707	55.09
253 - 264	20	1,648,424	0.26	82,421	625	73.63
265 - 276	3	414,940	0.06	138,313	635	76.45
277 - 288	257	70,923,401	11.03	275,967	656	69.63
289 - 300	885	308,734,196	48.00	348,852	688	66.28
301 - 312	125	44,500,030	6.92	356,000	690	68.66
313 - 324	251	89,399,914	13.90	356,175	675	72.39
325 - 336	142	58,063,653	9.03	408,899	684	68.97
Total:	1,940	643,133,048	100.00	331,512	685	66.37

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination, plus, in the case of approximately 0.27% of the mortgage loans, the value at origination of certain additional collateral.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

V. Collateral details: group 1 collateral tableS
Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 499	2	292,582	0.55	146,291	38.98
500 - 519	1	172,014	0.32	172,014	44.00
520 - 539	4	626,323	1.17	156,581	52.06
540 - 559	2	470,384	0.88	235,192	49.96
560 - 579	6	1,231,927	2.30	205,321	52.92
580 - 599	4	612,712	1.14	153,178	56.05
600 - 619	7	1,954,230	3.65	279,176	61.65
620 - 639	11	2,180,683	4.07	198,244	57.25
640 - 659	10	2,625,352	4.91	262,535	50.15
660 - 679	17	4,548,520	8.50	267,560	53.61
680 - 699	9	2,070,150	3.87	230,017	56.64
700 - 719	25	8,103,137	15.14	324,125	47.20
720 - 739	21	5,373,435	10.04	255,878	43.92
740 - 759	19	4,645,455	8.68	244,498	50.38
760 - 779	34	9,302,873	17.38	273,614	47.81
780 - 799	26	7,148,602	13.36	274,946	49.85
800 >=	8	2,162,969	4.04	270,371	41.52
Total:	206	53,521,347	100.00	259,812	49.63

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
6.000 - 6.499	2	542,803	1.01	271,402	736	58.50
6.500 - 6.999	33	8,580,414	16.03	260,013	718	42.52
7.000 - 7.499	68	18,666,969	34.88	274,514	729	49.05
7.500 - 7.999	72	19,532,431	36.49	271,284	713	51.25
8.000 - 8.499	23	5,293,493	9.89	230,152	680	55.20
8.500 - 8.999	5	758,130	1.42	151,626	678	58.36
9.000 - 9.499	2	101,159	0.19	50,580	682	40.86
9.500 - 9.999	1	45,947	0.09	45,947	697	47.00
Total:	206	53,521,347	100.00	259,812	716	49.63

Original Mortgage Loan Principal Balances of Mortgage Loans

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0 - 100,000	18	734,120	1.37	40,784	664	44.05
100,001 - 200,000	6	665,141	1.24	110,857	607	50.95
200,001 - 300,000	16	2,742,828	5.12	171,427	654	50.18
300,001 - 400,000	88	21,996,604	41.10	249,961	716	50.22
400,001 - 500,000	49	15,810,590	29.54	322,665	720	49.44
500,001 - 600,000	21	7,857,133	14.68	374,149	726	51.56
600,001 - 700,000	5	1,782,646	3.33	356,529	719	37.37
800,001 - 900,000	2	1,335,874	2.50	667,937	771	53.21
900,001 - 1,000,000	1	596,411	1.11	596,411	806	39.00
Total:	206	53,521,347	100.00	259,812	716	49.63

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 50.00	30	6,727,725	12.57	224,258	713	27.39
50.01 - 55.00	15	3,592,013	6.71	239,468	742	38.90
55.01 - 60.00	17	4,504,836	8.42	264,990	734	40.44
60.01 - 65.00	19	5,006,713	9.35	263,511	730	43.89
65.01 - 70.00	25	6,755,005	12.62	270,200	710	51.28
70.01 - 75.00	40	10,107,870	18.89	252,697	687	54.28
75.01 - 80.00	52	15,093,862	28.20	290,267	728	61.19
80.01 - 85.00	3	452,822	0.85	150,941	660	53.62
85.01 - 90.00	4	898,901	1.68	224,725	690	63.60
90.01 - 95.00	1	381,601	0.71	381,601	604	79.00
Total:	206	53,521,347	100.00	259,812	716	49.63

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 50.00	112	25,614,446	47.86	228,700	730
50.01 - 55.00	23	5,988,707	11.19	260,379	687
55.01 - 60.00	36	9,967,744	18.62	276,882	711
60.01 - 65.00	14	4,344,118	8.12	310,294	693
65.01 - 70.00	13	4,391,673	8.21	337,821	714
70.01 - 75.00	7	2,833,058	5.29	404,723	718
75.01 - 80.00	1	381,601	0.71	381,601	604
Total:	206	53,521,347	100.00	259,812	716

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
California	37	11,060,212	20.67	298,925	751	44.12
Texas	29	8,671,617	16.20	299,021	729	51.80
New York	27	5,296,516	9.90	196,167	704	50.56
Florida	14	3,420,811	6.39	244,344	699	53.12
Georgia	9	2,846,869	5.32	316,319	649	57.36
New Jersey	9	2,021,113	3.78	224,568	717	51.49
Massachusetts	5	1,703,909	3.18	340,782	724	42.42
Other	76	18,500,299	34.57	243,425	704	50.26
Total:	206	53,521,347	100.00	259,812	716	49.63

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Purchase	91	25,136,975	46.97	276,231	723	54.22
Rate and Term Refinance	86	22,095,405	41.28	256,923	719	45.92
Equity Refinance	29	6,288,967	11.75	216,861	678	44.32
Total:	206	53,521,347	100.00	259,812	716	49.63

Mortgage Loan Documentation Types of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Documentation	184	49,515,340	92.52	269,105	716	49.78
Limited Documentation	22	4,006,008	7.48	182,091	710	47.80
Total:	206	53,521,347	100.00	259,812	716	49.63

Occupancy Types of the Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Primary Residence	196	50,767,394	94.85	259,017	716	49.65
Second/Vacation	10	2,753,953	5.15	275,395	713	49.27
Total:	206	53,521,347	100.00	259,812	716	49.63

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Single Family Detached	136	35,342,410	66.03	259,871	708	48.21
Condo - Low Rise <5 floors	3	868,398	1.62	289,466	711	55.28
Condo - Mid Rise 5-8 floors	2	668,539	1.25	334,270	750	52.23
Condo - High Rise >8 floors	2	403,677	0.75	201,838	646	51.08
Co-op	12	1,322,802	2.47	110,233	710	45.78
PUD (Attached)	1	353,287	0.66	353,287	777	58.00
PUD (Detached)	50	14,562,235	27.21	291,245	734	52.73
Total:	206	53,521,347	100.00	259,812	716	49.63

Seasoning

Seasoning in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
25 - 36	35	11,542,670	21.57	329,791	711	58.66
37 - 48	18	5,064,485	9.46	281,360	708	58.98
49 - 60	3	1,054,335	1.97	351,445	666	60.27
61 - 72	91	22,311,707	41.69	245,184	728	44.75
73 - 84	55	13,276,535	24.81	241,392	706	45.86
85 - 96	1	12,058	0.02	12,058	738	27.00
97 >=	3	259,557	0.48	86,519	728	35.09
Total:	206	53,521,347	100.00	259,812	716	49.63

Net Mortgage Rates

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.500 - 5.999	1	271,363	0.51	271,363	675	58.00
6.000 - 6.499	11	2,876,310	5.37	261,483	709	48.10
6.500 - 6.999	74	18,902,595	35.32	255,440	733	45.40
7.000 - 7.499	73	20,700,259	38.68	283,565	708	50.50
7.500 - 7.999	35	9,394,453	17.55	268,413	705	55.82
8.000 - 8.499	9	1,229,261	2.30	136,585	696	55.10
8.500 - 8.999	1	28,951	0.05	28,951	539	43.00
9.000 - 9.499	1	72,209	0.13	72,209	739	40.00
9.500 - 9.999	1	45,947	0.09	45,947	697	47.00
Total:	206	53,521,347	100.00	259,812	716	49.63

Remaining Term

Remaining Term in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	151	35,996,664	67.26	238,389	720	44.97
121 - 132	3	1,054,335	1.97	351,445	666	60.27
133 - 144	23	6,679,936	12.48	290,432	711	60.26
145 - 156	29	9,790,413	18.29	337,600	708	58.37
Total:	206	53,521,347	100.00	259,812	716	49.63

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination, plus, in the case of approximately 0.27% of the mortgage loans, the value at origination of certain additional collateral.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

V. Collateral details: group 2 collateral tableS
Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 499	1	301,032	1.22	301,032	76.00
560 - 579	2	415,557	1.68	207,779	75.00
620 - 639	3	1,080,793	4.38	360,264	71.06
640 - 659	5	1,805,693	7.31	361,139	66.41
660 - 679	3	1,163,623	4.71	387,874	69.43
680 - 699	9	3,259,560	13.20	362,173	70.01
700 - 719	6	2,421,600	9.81	403,600	66.14
720 - 739	11	4,032,172	16.33	366,561	62.95
740 - 759	5	1,812,344	7.34	362,469	62.89
760 - 779	9	3,527,626	14.29	391,958	67.11
780 - 799	11	4,236,005	17.16	385,091	58.84
800 >=	2	632,877	2.56	316,439	67.10
Total:	67	24,688,883	100.00	368,491	65.46

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
6.000 - 6.499	2	453,071	1.84	226,536	765	74.67
6.500 - 6.999	65	24,235,812	98.16	372,859	721	65.29
Total:	67	24,688,883	100.00	368,491	722	65.46

Original Mortgage Loan Principal Balances of Mortgage Loans

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
100,001 - 200,000	2	202,545	0.82	101,273	650	72.53
200,001 - 300,000	2	421,060	1.71	210,530	693	68.50
300,001 - 400,000	37	12,192,034	49.38	329,514	718	68.74
400,001 - 500,000	17	7,083,824	28.69	416,696	720	61.39
500,001 - 600,000	6	2,965,919	12.01	494,320	753	58.85
600,001 - 700,000	3	1,823,501	7.39	607,834	716	68.65
Total:	67	24,688,883	100.00	368,491	722	65.46

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 50.00	8	3,140,154	12.72	392,519	769	38.00
50.01 - 55.00	1	472,202	1.91	472,202	734	43.00
55.01 - 60.00	2	872,040	3.53	436,020	697	55.55
60.01 - 65.00	3	1,078,190	4.37	359,397	694	59.99
65.01 - 70.00	9	3,770,705	15.27	418,967	693	64.69
70.01 - 75.00	9	2,855,352	11.57	317,261	733	67.17
75.01 - 80.00	34	12,137,506	49.16	356,985	721	74.01
85.01 - 90.00	1	362,735	1.47	362,735	691	81.00
Total:	67	24,688,883	100.00	368,491	722	65.46

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 50.00	9	3,612,356	14.63	401,373	764
50.01 - 55.00	1	394,023	1.60	394,023	704
55.01 - 60.00	3	1,118,992	4.53	372,997	676
60.01 - 65.00	9	3,158,924	12.79	350,992	720
65.01 - 70.00	13	4,882,229	19.78	375,556	718
70.01 - 75.00	25	8,965,908	36.32	358,636	720
75.01 - 80.00	6	2,193,717	8.89	365,619	702
80.01 - 85.00	1	362,735	1.47	362,735	691
Total:	67	24,688,883	100.00	368,491	722

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
California	23	8,937,363	36.20	388,581	733	64.34
Virginia	7	2,600,619	10.53	371,517	739	72.87
Maryland	6	2,197,848	8.90	366,308	697	67.96
New York	5	1,840,713	7.46	368,143	704	57.03
Georgia	3	1,127,565	4.57	375,855	708	70.93
Texas	4	1,076,868	4.36	269,217	726	72.63
Connecticut	2	871,942	3.53	435,971	705	73.67
Tennessee	2	773,600	3.13	386,800	744	57.58
Florida	2	756,786	3.07	378,393	722	43.99
New Jersey	2	743,687	3.01	371,844	784	52.45
Other	11	3,761,892	15.24	341,990	698	68.61
Total:	67	24,688,883	100.00	368,491	722	65.46

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Purchase	39	13,798,624	55.89	353,811	714	70.15
Rate and Term Refinance	17	6,185,599	25.05	363,859	733	62.84
Equity Refinance	11	4,704,661	19.06	427,696	731	55.17
Total:	67	24,688,883	100.00	368,491	722	65.46

Mortgage Loan Documentation Types of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Documentation	60	22,117,711	89.59	368,629	723	66.60
Limited Documentation	7	2,571,172	10.41	367,310	711	55.67
Total:	67	24,688,883	100.00	368,491	722	65.46

Occupancy Types of the Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Primary Residence	65	23,935,714	96.95	368,242	724	65.22
Second/Vacation	2	753,169	3.05	376,585	663	73.26
Total:	67	24,688,883	100.00	368,491	722	65.46

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Single Family Detached	51	18,866,750	76.42	369,936	721	63.26
PUD (Detached)	14	4,780,972	19.36	341,498	717	73.31
Two- to four- family units	1	603,946	2.45	603,946	781	74.00
Leasehold	1	437,215	1.77	437,215	738	63.00
Total:	67	24,688,883	100.00	368,491	722	65.46

Seasoning

Seasoning in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
25 - 36	2	808,022	3.27	404,011	734	69.88
49 - 60	11	4,298,068	17.41	390,733	697	66.42
61 - 72	54	19,582,793	79.32	362,644	727	65.07
Total:	67	24,688,883	100.00	368,491	722	65.46

Net Mortgage Rates

Net Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
5.500 - 5.999	2	453,071	1.84	226,536	765	74.67
6.000 - 6.499	24	8,868,003	35.92	369,500	708	61.65
6.500 - 6.999	41	15,367,810	62.25	374,825	729	67.39
Total:	67	24,688,883	100.00	368,491	722	65.46

Remaining Term

Remaining Term in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
229 - 240	1	417,764	1.69	417,764	704	69.00
289 - 300	55	19,992,952	80.98	363,508	727	65.17
301 - 312	9	3,470,144	14.06	385,572	693	65.67
325 - 336	2	808,022	3.27	404,011	734	69.88
Total:	67	24,688,883	100.00	368,491	722	65.46

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination, plus, in the case of approximately 0.27% of the mortgage loans, the value at origination of certain additional collateral.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

V. Collateral details: group 3 collateral tableS
Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 499	30	7,149,327	1.75	238,311	72.49
500 - 519	26	7,101,269	1.73	273,126	72.49
520 - 539	34	9,795,718	2.39	288,109	73.51
540 - 559	51	14,115,393	3.45	276,772	71.46
560 - 579	43	12,543,179	3.06	291,702	70.41
580 - 599	51	15,412,288	3.76	302,202	68.68
600 - 619	60	20,979,943	5.12	349,666	69.27
620 - 639	55	17,888,162	4.37	325,239	68.69
640 - 659	63	23,272,952	5.68	369,412	69.91
660 - 679	85	31,561,734	7.70	371,315	66.02
680 - 699	90	34,733,804	8.48	385,931	65.86
700 - 719	106	41,907,104	10.23	395,350	65.17
720 - 739	96	36,581,232	8.93	381,055	64.78
740 - 759	112	44,175,668	10.78	394,426	64.84
760 - 779	114	43,709,807	10.67	383,419	66.03
780 - 799	95	35,486,645	8.66	373,544	62.28
800 >=	36	13,227,445	3.23	367,429	60.45
Total:	1,147	409,641,670	100.00	357,142	66.51

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
7.000 - 7.499	438	165,110,969	40.31	376,966	700	65.81
7.500 - 7.999	709	244,530,701	59.69	344,895	682	66.98
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Original Mortgage Loan Principal Balances of Mortgage Loans

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0 - 100,000	42	2,684,068	0.66	63,906	624	63.53
100,001 - 200,000	56	7,848,753	1.92	140,156	602	68.43
200,001 - 300,000	108	25,794,793	6.30	238,841	577	75.37
300,001 - 400,000	519	169,318,068	41.33	326,239	695	67.16
400,001 - 500,000	252	103,332,829	25.23	410,051	704	67.07
500,001 - 600,000	88	45,135,369	11.02	512,902	697	65.83
600,001 - 700,000	49	28,672,702	7.00	585,157	710	63.85
700,001 - 800,000	10	6,900,782	1.68	690,078	671	58.68
800,001 - 900,000	10	7,989,152	1.95	798,915	706	56.77
900,001 - 1,000,000	12	10,931,882	2.67	910,990	712	54.20
1,000,001 - 1,100,000	1	1,033,272	0.25	1,033,272	791	36.00
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 50.00	71	27,261,166	6.65	383,960	723	37.07
50.01 - 55.00	42	16,037,947	3.92	381,856	714	49.74
55.01 - 60.00	62	24,379,888	5.95	393,224	724	53.97
60.01 - 65.00	90	34,584,304	8.44	384,270	696	58.87
65.01 - 70.00	137	53,832,362	13.14	392,937	691	63.36
70.01 - 75.00	197	67,024,792	16.36	340,227	674	68.06
75.01 - 80.00	450	159,709,910	38.99	354,911	690	74.38
80.01 - 85.00	13	3,888,052	0.95	299,081	627	80.24
85.01 - 90.00	59	17,330,317	4.23	293,734	641	83.41
90.01 - 95.00	25	5,126,606	1.25	205,064	578	87.51
95.01 - 100.00	1	466,327	0.11	466,327	706	58.00
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 50.00	129	42,294,176	10.32	327,862	722
50.01 - 55.00	61	24,710,768	6.03	405,095	710
55.01 - 60.00	98	36,578,968	8.93	373,255	707
60.01 - 65.00	117	49,074,962	11.98	419,444	701
65.01 - 70.00	172	62,594,636	15.28	363,922	674
70.01 - 75.00	303	104,409,719	25.49	344,587	682
75.01 - 80.00	187	68,434,701	16.71	365,961	689
80.01 - 85.00	51	15,120,004	3.69	296,471	633
85.01 - 90.00	26	5,690,149	1.39	218,852	604
90.01 - 95.00	3	733,588	0.18	244,529	570
Total:	1,147	409,641,670	100.00	357,142	689

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
California	387	147,979,981	36.12	382,377	705	64.88
New York	127	42,858,536	10.46	337,469	697	62.65
Texas	73	23,247,401	5.68	318,458	659	69.24
Florida	60	18,883,877	4.61	314,731	671	68.00
Georgia	54	17,859,592	4.36	330,733	660	72.44
Virginia	43	15,591,207	3.81	362,586	676	70.76
Maryland	40	13,479,894	3.29	336,997	662	71.19
New Jersey	38	12,470,738	3.04	328,177	674	65.52
Other	325	117,270,443	28.63	360,832	686	67.29
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Purchase	552	192,379,305	46.96	348,513	693	70.05
Rate and Term Refinance	394	144,307,773	35.23	366,263	687	63.82
Equity Refinance	201	72,954,592	17.81	362,958	682	62.49
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Mortgage Loan Documentation Types of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Documentation	983	360,944,183	88.11	367,186	691	67.42
Limited Documentation	164	48,697,486	11.89	296,936	679	59.78
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Occupancy Types of the Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Primary Residence	1,120	399,619,415	97.55	356,803	688	66.61
Second/Vacation	27	10,022,255	2.45	371,195	725	62.47
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Single Family Detached	839	302,835,202	73.93	360,948	691	65.91
PUD (Detached)	239	86,915,579	21.22	363,664	681	69.24
Condo - Low Rise <5 floors	22	6,661,882	1.63	302,813	705	73.24
Two- to four- family units	11	3,645,706	0.89	331,428	643	64.19
Co-op	20	3,374,036	0.82	168,702	757	54.74
PUD (Attached)	7	2,406,462	0.59	343,780	702	75.81
Townhouse	5	1,838,995	0.45	367,799	701	48.70
Condo - High Rise >8 floors	3	1,386,832	0.34	462,277	751	35.09
Condo - Mid Rise 5-8 floors	1	576,977	0.14	576,977	596	68.00
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Seasoning

Seasoning in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
25 - 36	87	35,869,906	8.76	412,298	691	66.99
37 - 48	56	21,075,242	5.14	376,344	698	67.81
49 - 60	67	26,118,100	6.38	389,822	708	66.54
61 - 72	809	284,868,467	69.54	352,124	687	66.35
73 - 84	91	29,299,911	7.15	321,977	672	69.70
97 >=	37	12,410,044	3.03	335,407	711	58.92
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Net Mortgage Rates

Net Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
6.500 - 6.999	261	99,648,629	24.33	381,796	709	65.95
7.000 - 7.499	714	257,597,328	62.88	360,781	685	66.19
7.500 - 7.999	172	52,395,712	12.79	304,626	672	69.14
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Remaining Term

Remaining Term in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
157 - 168	1	359,411	0.09	359,411	764	41.00
169 - 180	5	1,523,266	0.37	304,653	725	49.27
229 - 240	34	11,425,650	2.79	336,049	706	60.37
241 - 252	1	431,853	0.11	431,853	789	42.00
277 - 288	121	37,827,324	9.23	312,623	670	69.60
289 - 300	779	276,517,630	67.50	354,965	688	66.31
301 - 312	73	28,018,093	6.84	383,809	703	67.21
313 - 324	49	18,769,430	4.58	383,050	706	67.04
325 - 336	84	34,769,012	8.49	413,917	691	67.20
Total:	1,147	409,641,670	100.00	357,142	689	66.51

Current LTV's have been calculated based on current mortgage loan balance and mortgaged property value at the time of mortgage loan origination, plus, in the case of approximately 0.27% of the mortgage loans, the value at origination of certain additional collateral.

Credit Scores have been updated prior to the Statistical Calculation Date.

All collateral information contained herein is as of the Statistical Calculation Date of October 1, 2003.

V. Collateral details: group 4 collateral tableS
Credit Score Distribution

Credit Score Range	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Current Weighted Average Loan-to-Value Ratio (%)
<= 499	22	4,876,978	3.14	221,681	78.02
500 - 519	20	3,939,865	2.54	196,993	76.26
520 - 539	26	5,331,683	3.43	205,065	70.23
540 - 559	32	7,110,524	4.58	222,204	74.94
560 - 579	45	12,246,862	7.89	272,152	73.66
580 - 599	36	10,293,619	6.63	285,934	74.00
600 - 619	31	10,873,822	7.00	350,768	71.39
620 - 639	37	10,138,269	6.53	274,007	70.60
640 - 659	35	11,218,100	7.22	320,517	74.99
660 - 679	46	15,849,482	10.21	344,554	70.12
680 - 699	25	7,932,826	5.11	317,313	72.87
700 - 719	24	9,331,257	6.01	388,802	69.82
720 - 739	33	11,724,899	7.55	355,300	67.87
740 - 759	33	10,267,931	6.61	311,149	71.40
760 - 779	41	13,775,421	8.87	335,986	72.98
780 - 799	28	8,997,787	5.79	321,350	68.57
800 >=	6	1,371,823	0.88	228,637	64.25
Total:	520	155,281,147	100.00	298,618	71.91

Mortgage Rates

Mortgage Rates (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
8.000 - 8.499	317	104,095,818	67.04	328,378	666	71.18
8.500 - 8.999	168	47,192,230	30.39	280,906	642	73.04
9.000 - 9.499	25	3,328,604	2.14	133,144	625	77.90
9.500 - 9.999	6	407,934	0.26	67,989	624	71.39
10.000 - 10.499	1	113,338	0.07	113,338	751	84.00
10.500 - 10.999	2	108,686	0.07	54,343	636	82.27
13.000 - 13.499	1	34,538	0.02	34,538	624	72.00
Total:	520	155,281,147	100.00	298,618	658	71.91

Original Mortgage Loan Principal Balances of Mortgage Loans

Original Mortgage Loan Balance ($)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
0 - 100,000	74	4,445,384	2.86	60,073	611	70.35
100,001 - 200,000	66	8,405,709	5.41	127,359	600	71.34
200,001 - 300,000	55	13,597,238	8.76	247,223	592	77.39
300,001 - 400,000	207	70,384,054	45.33	340,020	664	73.73
400,001 - 500,000	65	27,555,046	17.75	423,924	685	70.35
500,001 - 600,000	26	13,489,038	8.69	518,809	677	69.59
600,001 - 700,000	22	13,548,687	8.73	615,849	668	67.40
700,001 - 800,000	3	2,217,428	1.43	739,143	632	57.62
800,001 - 900,000	2	1,638,564	1.06	819,282	736	57.04
Total:	520	155,281,147	100.00	298,618	658	71.91

Original LTV Ratios

Original LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 50.00	22	7,197,858	4.64	327,175	653	42.96
50.01 - 55.00	9	3,078,359	1.98	342,040	650	51.41
55.01 - 60.00	20	5,494,603	3.54	274,730	718	55.95
60.01 - 65.00	27	9,630,015	6.20	356,667	660	61.21
65.01 - 70.00	55	14,827,354	9.55	269,588	666	65.53
70.01 - 75.00	88	25,674,802	16.53	291,759	657	70.43
75.01 - 80.00	202	65,872,282	42.42	326,100	661	76.14
80.01 - 85.00	8	1,572,763	1.01	196,595	653	81.40
85.01 - 90.00	58	15,429,814	9.94	266,031	641	85.80
90.01 - 95.00	28	5,328,202	3.43	190,293	579	91.44
95.01 - 100.00	3	1,175,095	0.76	391,698	732	56.72
Total:	520	155,281,147	100.00	298,618	658	71.91

Current LTV Ratios

Current LTV Ratio (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score
<= 50.00	33	9,858,844	6.35	298,753	662
50.01 - 55.00	16	4,096,922	2.64	256,058	667
55.01 - 60.00	24	7,386,137	4.76	307,756	708
60.01 - 65.00	42	12,430,952	8.01	295,975	650
65.01 - 70.00	79	21,834,470	14.06	276,386	670
70.01 - 75.00	101	30,572,646	19.69	302,699	653
75.01 - 80.00	139	48,028,246	30.93	345,527	662
80.01 - 85.00	26	6,193,414	3.99	238,208	658
85.01 - 90.00	42	11,272,887	7.26	268,402	629
90.01 - 95.00	18	3,606,629	2.32	200,368	573
Total:	520	155,281,147	100.00	298,618	658

Geographic Distribution of Mortgaged Properties

State	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
California	108	39,054,934	25.15	361,620	677	69.48
Texas	53	17,694,631	11.40	333,861	641	75.93
New York	73	16,485,271	10.62	225,826	675	69.51
Florida	37	9,752,902	6.28	263,592	644	73.91
New Jersey	22	7,051,869	4.54	320,540	658	70.01
Virginia	17	5,865,499	3.78	345,029	626	70.35
Georgia	14	5,075,503	3.27	362,536	653	74.86
Other	196	54,300,538	34.97	277,044	651	72.85
Total:	520	155,281,147	100.00	298,618	658	71.91

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Purchase	357	106,848,336	68.81	299,295	668	74.26
Rate and Term Refinance	95	30,432,974	19.60	320,347	634	69.25
Equity Refinance	68	17,999,837	11.59	264,703	637	62.44
Total:	520	155,281,147	100.00	298,618	658	71.91

Mortgage Loan Documentation Types of the Mortgage Loans

Documentation Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Full Documentation	407	129,110,617	83.15	317,225	659	73.86
Limited Documentation	113	26,170,531	16.85	231,598	655	62.27
Total:	520	155,281,147	100.00	298,618	658	71.91

Occupancy Types of the Mortgage Loans

Occupancy Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Primary Residence	487	146,326,439	94.23	300,465	656	72.07
Second/Vacation	20	8,083,711	5.21	404,186	693	68.61
Non-Owner Occupied	13	870,997	0.56	67,000	661	75.63
Total:	520	155,281,147	100.00	298,618	658	71.91

Mortgaged Property Types

Property Type	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
Single Family Detached	353	109,264,610	70.37	309,531	656	71.52
Townhouse	3	731,375	0.47	243,792	666	62.83
Condo - Low Rise <5 floors	15	5,684,718	3.66	378,981	646	71.71
Condo - Mid Rise 5-8 floors	3	1,221,244	0.79	407,081	716	77.64
Condo - High Rise >8 floors	4	1,244,273	0.80	311,068	723	67.17
Co-op	37	4,377,171	2.82	118,302	706	62.31
Leasehold	1	58,391	0.04	58,391	555	78.00
PUD (Attached)	2	336,810	0.22	168,405	709	67.24
PUD (Detached)	93	30,916,865	19.91	332,439	657	74.73
Two- to four- family units	9	1,445,691	0.93	160,632	611	75.32
Total:	520	155,281,147.38	100.00	298,618	658	71.91

Seasoning

Seasoning in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
25 - 36	87	34,510,095	22.22	396,668	676	72.19
37 - 48	189	64,353,380	41.44	340,494	665	73.34
49 - 60	29	8,521,004	5.49	293,828	647	74.38
61 - 72	73	16,934,987	10.91	231,986	635	68.38
73 - 84	120	29,108,442	18.75	242,570	641	69.57
85 - 96	11	1,102,408	0.71	100,219	612	75.50
97 >=	11	750,831	0.48	68,257	629	72.28
Total:	520	155,281,147	100.00	298,618	658	71.91

Net Mortgage Rates

Net Mortgage Rate (%)	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
7.000 - 7.499	13	5,833,148	3.76	448,704	748	66.39
7.500 - 7.999	255	83,659,416	53.88	328,076	664	71.52
8.000 - 8.499	189	55,565,074	35.78	293,995	648	72.11
8.500 - 8.999	48	9,238,675	5.95	192,472	613	77.37
9.000 - 9.499	10	656,956	0.42	65,696	621	71.38
9.500 - 9.999	2	184,655	0.12	92,327	754	84.00
10.000 - 10.499	2	108,686	0.07	54,343	636	82.27
12.500 - 12.999	1	34,538	0.02	34,538	624	72.00
Total:	520	155,281,147	100.00	298,618	658	71.91

Remaining Term

Remaining Term in Months	Number of Mortgage Loans	Principal Balance ($)	Percentage of Mortgage Loans (%)	Average Principal Balance ($)	Weighted Average Credit Score	Current Weighted Average Loan-to-Value Ratio (%)
<= 120	1	34,538	0.02	34,538	624	72.00
157 - 168	2	125,858	0.08	62,929	609	69.92
193 - 204	3	780,922	0.50	260,307	679	55.40
217 - 228	1	228,146	0.15	228,146	525	77.00
229 - 240	1	125,072	0.08	125,072	574	73.00
241 - 252	1	474,662	0.31	474,662	633	67.00
253 - 264	20	1,648,424	1.06	82,421	625	73.63
265 - 276	3	414,940	0.27	138,313	635	76.45
277 - 288	136	33,096,077	21.31	243,354	641	69.66
289 - 300	51	12,223,614	7.87	239,679	632	67.41
301 - 312	43	13,011,793	8.38	302,600	659	72.59
313 - 324	202	70,630,484	45.49	349,656	667	73.81
325 - 336	56	22,486,619	14.48	401,547	671	71.68
Total:	520	155,281,147	100.00	298,618	658	71.91